                                                                    Exhibit 10.5

                             SUBSCRIPTION AGREEMENT

          SUBSCRIPTION  AGREEMENT made as of this ____ day  _____________  2005, between Health Benefits Direct Corporation, a Delaware corporation, with offices at  2900  Gateway  Drive,  Pompano  Beach,  FL  33069  (the  "Company")  and the
undersigned (the "Subscriber").

          WHEREAS,  pursuant to a  Confidential  Memorandum  dated  November 21,
2005,  (the  "PPM"),  the  Company  is  offering  in a  private  placement  (the
"Offering")  to  accredited  investors  up to 150 Units for a purchase  price of
$50,000 per Unit to a maximum of $7,500,000. Each Unit consists of 50,000 shares of the Company's  common stock, par value $0.001 per share (the "Common Stock"), and a three-year  warrant to purchase 25,000 shares of Common Stock at $1.50 per share; and

          WHEREAS,  the Subscriber  desires to subscribe for the number of Units set forth on the signature page hereof, on the terms and conditions  hereinafter set forth.

          NOW,  THEREFORE,  for and in  consideration  of the  premises  and the mutual  covenants  hereinafter set forth,  the parties hereto do hereby agree as follows:

     I.   SUBSCRIPTION FOR UNITS AND REPRESENTATIONS AND COVENANTS OF SUBSCRIBER

          1.1 Subject to the terms and  conditions  hereinafter  set forth,  the
Subscriber  hereby  subscribes  for and agrees to purchase from the Company such number of Units as is set forth upon the signature page hereof, at a price equal to $50,000 per Unit, and the Company agrees to sell such Units to the Subscriber for  said  purchase  price,  subject  to the  Company's  right  to  sell  to the
Subscriber  such lesser number of Units (or no Units) as the Company may, in its sole discretion,  deem necessary or desirable.  The purchase price is payable by wire  transfer of  immediately  available  funds to the account of the  Company, pursuant to the wire instructions attached hereto as EXHIBIT A.

          1.2 The  Subscriber  recognizes  that the purchase of Units involves a high  degree  of  risk  in that  (i) an  investment  in the  Company  is  highly speculative  and  only  investors  who  can  afford  the  loss of  their  entire investment  should  consider  investing  in the Company and the Units;  (ii) the
Units are not  registered  under the  Securities  Act of 1933,  as amended  (the
"Act"),  or any state  securities  law; (iii) there is no trading market for the
Units,  none is likely ever to develop,  and the  Subscriber  may not be able to liquidate  his,  her or its  investment;  (iv)  transferability  of the Units is extremely limited;  and (v) an investor could suffer the loss of his, her or its entire investment.

          1.3 The Subscriber is an "accredited investor" as such term in defined in Rule 501 of Regulation D promulgated  under the Act, and that the  Subscriber is able to bear the economic risk of an investment in the Units.

          1.4  The  Subscriber  has  prior  investment   experience   (including
investment  in non  listed  and non  registered  securities),  and has  read and evaluated,  or has employed the services of an investment  advisor,  attorney or accountant  to  read  and  evaluate,  all of the  documents  furnished  or  made available  by the  Company  to the  Subscriber  and  to  all  other  prospective investors  in the Units,  including  the PPM, as well as the merits and risks of such an investment by the Subscriber.  The  Subscriber's  overall  commitment to investments  which are not readily  marketable  is not  disproportionate  to the
Subscriber's net worth,  and the  Subscriber's  investment in the Units will not cause  such  overall  commitment  to become  excessive.  The  Subscriber,  if an individual,  has adequate  means of providing  for his or her current  needs and personal and family  contingencies  and has no need for  liquidity in his or her investment in the Units. The Subscriber is financially able to bear the economic risk of this  investment,  including the ability to afford holding the Units for an indefinite period or a complete loss of this investment.

          1.5 The Subscriber acknowledges receipt and careful review of the PPM, the draft Current Report on Form 8-K with regard to the Company's  merger with a publicly-traded  company,  all  supplements to the PPM, and all other  documents furnished in  connection  with this  transaction  (collectively,  the  "Offering
Documents")  and has been  furnished  by the  Company  during the course of this transaction with all information  regarding the Company which the Subscriber has requested  or  desires  to  know;  and the  Subscriber  has  been  afforded  the opportunity  to ask  questions  of and  receive  answers  from  duly  authorized officers  or other  representatives  of the  Company  concerning  the  terms and conditions of the Offering,  and any additional information which the Subscriber has requested.

          1.6 The Subscriber acknowledges that the purchase of Units may involve tax  consequences  to the  Subscriber  and that  the  contents  of the  Offering
Documents  do not contain  tax  advice.  The  Subscriber  acknowledges  that the
Subscriber must retain his, her or its own professional advisors to evaluate the tax and other  consequences to the Subscriber of an investment in the Units. The
Subscriber  acknowledges  that it is the  responsibility  of the  Subscriber  to determine the  appropriateness  and the merits of a corporate  entity to own the
Subscriber's Units and the corporate structure of such entity.

          1.7 The  Subscriber  acknowledges  that  this  Offering  has not  been reviewed by the  Securities  and  Exchange  Commission  (the "SEC") or any state securities commission,  and that no federal or state agency has made any finding or  determination  regarding  the  fairness  or  merits  of  the  Offering.  The
Subscriber represents that the Units are being purchased for his, her or its own account,  for investment only, and not with a view toward distribution or resale to others.  The Subscriber  agrees that he, she or it will not sell or otherwise transfer  the  Units  unless  they are  registered  under  the Act or  unless an exemption from such  registration is available,  as the same may be amended from time to time.

          1.8 The Subscriber  understands  that the provisions of Rule 144 under the Act are not  available  for at least one (1) year to permit  resales  of the
Units,  and there can be no assurance  that the  conditions  necessary to permit such sales under Rule 144 will ever be  satisfied.  The  Subscriber  understands that the Company is under no  obligation  to comply with the  conditions of Rule
144 or take any other action  necessary in order to make any  exemption  for the sale of the Units without registration available.

          1.9 The  Subscriber  agrees  to hold the  Company  and its  directors, officers and controlling  persons and their respective  heirs,  representatives, successors and assigns  harmless and to indemnify them against all  liabilities,

                                       2

costs and expenses incurred by them as a result of any misrepresentation made by the Subscriber contained herein or any sale or distribution by the Subscriber in violation  of the  Act  (including  without  limitation  the  rules  promulgated thereunder),  any  state  securities  laws,  or  the  Company's  certificate  of incorporation or by-laws, as amended from time to time.

          1.10 The  Subscriber  consents  to the  placement  of a legend  on any certificate  or other  document  evidencing the Units stating that they have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale thereof.

          1.11 The Subscriber  understands that the Company will review and rely on this Subscription Agreement without making any independent investigation; and
it is agreed that the Company reserves the unrestricted right to reject or limit any subscription and to withdraw the Offering at any time.

          1.12  The  Subscriber  hereby  represents  that  the  address  of  the
Subscriber  furnished  at  the  end  of  this  Subscription   Agreement  is  the
undersigned's  principal  residence if the  Subscriber  is an  individual or its principal business address if it is a corporation or other entity.

          1.13  The  Subscriber   acknowledges  that  if  the  Subscriber  is  a
Registered  Representative of an NASD member firm, the Subscriber must give such firm the notice  required by the NASD's Conduct Rules,  receipt of which must be acknowledged by such firm on the signature page hereof.

          1.14 The Subscriber  hereby  represents that,  except as expressly set forth in the Offering Documents, no representations or warranties have been made to the  Subscriber  by the Company or any agent,  employee or  affiliate  of the
Company and in entering into this transaction,  the Subscriber is not relying on any  information,  other than that  contained in the Offering  Documents and the results of independent investigation by the Subscriber.

          1.15  All  information  provided  by the  Subscriber  in the  Investor
Questionnaire attached hereto as EXHIBIT B is true and accurate in all respects, and the  Subscriber  acknowledges  that  the  Company  will be  relying  on such information to its possible  detriment in deciding  whether the Company can sell these  securities  to the  Subscriber  without  giving  rise  to the  loss of an exemption from registration under the applicable securities laws.

          1.16 The Subscriber is aware that the Company has not entered into any agreement or understanding  providing for the purchase of any business or assets other than those referred to in the PPM and no such  agreements  have been made, or are being negotiated,  and that by execution of this Subscription  Agreement, the Subscriber  consents to any and all resulting  terms of such purchases which will be in the sole  discretion  of the Company over which the  Subscriber  will have no effective influence.

     II.  REPRESENTATIONS BY THE COMPANY

          The Company  represents and warrants to the Subscriber  that as of the date of the closing of this Offering (the "Closing Date"):

                                       3

          (a) The Company is a corporation duly  incorporated,  validly existing and in good  standing  under  the  laws of the  State  of  Delaware  and has the corporate  power to conduct  the  business  which it  conducts  and  proposes to conduct.

          (b) The  execution,  delivery  and  performance  of this  Subscription
Agreement by the Company have been duly  authorized by the Company and all other corporate  action required to authorize and consummate the offer and sale of the
Units have been duly taken and approved.

          (c) The Units have been duly and validly authorized and issued.

          (d) The Company has obtained,  or is in the process of obtaining,  all licenses, permits and other governmental authorizations necessary to the conduct of its business,  except where the failure to so obtain such  licenses,  permits and authorizations would not have a material adverse effect on the Company. Such licenses,  permits and other  governmental  authorizations  obtained are in full force and  effect,  except  where the failure to be so would not have a material adverse  effect on the  Company,  and the  Company is in all  material  respects complying therewith.

          (e)  The  Company  knows  of  no  pending  or   threatened   legal  or
governmental  proceedings to which the Company is a party which would materially adversely affect the business, financial condition or operations of the Company.

          (f) The Company is not in violation of or default under,  nor will the execution  and  delivery of this  Subscription  Agreement or the issuance of the
Units, or the consummation of the transactions herein contemplated,  result in a violation  of, or  constitute a default  under,  the  Company's  certificate  of incorporation or by-laws,  any material  obligations,  agreements,  covenants or conditions  contained  in  any  bond,  debenture,  note  or  other  evidence  of indebtedness or in any material contract,  indenture,  mortgage, loan agreement, lease,  joint venture or other agreement or instrument to which the Company is a party  or by  which it or any of its  properties  may be  bound or any  material order,  rule,  regulation,  writ,  injunction,  or  decree  of  any  government, governmental instrumentality or court, domestic or foreign.

     III. COVENANTS BY THE COMPANY

          The Company  agrees  Subscribers  shall have the certain  registration rights with respect to the shares of Common Stock underlying the Units issued to
Subscribers  pursuant to the terms of the Registration  Rights Agreement annexed hereto as EXHIBIT C.

     IV.  TERMS OF SUBSCRIPTION

          4.1 Subject to Section 4.2 hereof, the subscription  period will begin as of November 21, 2005 and will terminate at 11:59 PM Eastern Time, on December
31, 2005, unless sooner terminated by the Company, or extended by the Company.

          4.2 The  Subscriber has effected a wire transfer in the full amount of the purchase price for the Units to the Company's account in accordance with the wire instructions set forth on EXHIBIT A hereto.

                                       4

          4.3 The  Subscriber  hereby  authorizes  and  directs  the  Company to deliver any certificates or other written instruments  representing the Units to be issued to such  Subscriber  pursuant to this  Subscription  Agreement  to the address indicated on the signature page hereof.

          4.4 The Subscriber hereby authorizes and directs the Company to return any funds,  without interest,  for unaccepted  subscriptions to the same account from which the funds were drawn.

          4.5 If the Subscriber is not a United States person,  such  Subscriber shall  immediately  notify the Company and the Subscriber hereby represents that the  Subscriber  is  satisfied  as to the  full  observance  of the  laws of its jurisdiction in connection with any invitation to subscribe for the Units or any use of this Subscription Agreement,  including (i) the legal requirements within its  jurisdiction  for the  purchase  of the Units,  (ii) any  foreign  exchange restrictions  applicable  to such  purchase,  (iii)  any  governmental  or other consents  that may need to be  obtained,  and (iv) the  income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or  transfer  of the Units or the  securities  comprising  the Units.  Such
Subscriber's  subscription and payment for, and continued  beneficial  ownership of,  the Units and the  securities  comprising  the Units will not  violate  any applicable securities or other laws of the Subscriber's jurisdiction.

     V.   MISCELLANEOUS

          5.1 Any notice or other  communication given hereunder shall be deemed sufficient  if in writing and sent by  reputable  overnight  courier,  facsimile
(with receipt of confirmation)  or registered or certified mail,  return receipt requested,  addressed  to the  Company,  at the  address  set forth in the first paragraph hereof, Attention Daniel Brauser,  facsimile (954) 691-4010 and to the
Subscriber at the address indicated on the signature page hereof.  Notices shall be deemed to have been given on the date of mailing  or fax,  except  notices of change of address, which shall be deemed to have been given when received.

          5.2 This  Subscription  Agreement  shall not be  changed,  modified or amended  except  by a writing  signed by the  parties  to be  charged,  and this
Subscription Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

          5.3 This Subscription Agreement shall be binding upon and inure to the
benefit  of  the  parties   hereto  and  to  their   respective   heirs,   legal
representatives,  successors and assigns. This Subscription Agreement sets forth the entire  agreement  and  understanding  between the parties as to the subject matter thereof and merges and supersedes all prior  discussions,  agreements and understandings of any and every nature among them.

          5.4 Notwithstanding the place where this Subscription Agreement may be executed by any of the parties hereto,  the parties expressly agree that all the terms and provisions  hereof shall be construed in accordance  with and governed by the laws of the State of Delaware.  The parties hereby agree that any dispute which  may  arise  between  them  arising  out  of or in  connection  with  this
Subscription  Agreement  shall be adjudicated  before a court located in Broward
County,  Florida and they hereby  submit to the  exclusive  jurisdiction  of the federal and state courts of the State of Florida  located in Broward County with

                                       5

respect  to  any  action  or  legal  proceeding  commenced  by  any  party,  and irrevocably  waive any objection  they now or hereafter may have  respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an  inconvenient  forum,  relating  to or arising out of this Subscription Agreement or any acts or omissions relating to the sale of the securities  hereunder,  and consent to the service of process in any such action or legal  proceeding by means of registered or certified  mail,  return  receipt requested,  in care of the address set forth below or such other  address as the undersigned shall furnish in writing to the other.

          5.5 This Subscription Agreement may be executed in counterparts.  Upon the execution  and delivery of this  Subscription  Agreement by the  Subscriber, this Subscription  Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Units as herein provided;  subject,  however, to the right hereby  reserved to the Company to (i) enter into the same  agreements with other  subscribers,  (ii) add and/or to delete other persons as subscribers and (iii) cut back or reject any subscription.

          5.6 The holding of any provision of this Subscription  Agreement to be invalid or unenforceable by a court of competent  jurisdiction  shall not affect any other provision of this Subscription  Agreement,  which shall remain in full force and effect.

          5.7 It is  agreed  that a waiver  by  either  party of a breach of any provision of this Subscription Agreement shall not operate, or be construed,  as a waiver of any subsequent breach by that same party.

          5.8 The  parties  agree  to  execute  and  deliver  all  such  further documents,  agreements and instruments and take such other and further action as may be  necessary  or  appropriate  to carry out the purposes and intent of this
Subscription Agreement.

                            [SIGNATURE PAGES FOLLOW]

                                       6

          IN WITNESS  WHEREOF,  the  parties  have  executed  this  Subscription
Agreement as of the day and year first written above.

______________________________  X $50,000 for each Unit  = $___________________.
Number of Units subscribed for                          Aggregate Purchase Price

     MANNER IN WHICH TITLE IS TO BE HELD (PLEASE CHECK ONE):

1.  ___  Individual                           7.   ___  Trust/Estate/Pension or Profit sharing
                                                        Plan
                                                        Date Opened:______________

2.  ___  Joint Tenants with Right of          8.   ___  As a Custodian for
         Survivorship                                   ________________________________
                                                        Under the Uniform Gift to Minors Act
                                                        of the State of
                                                        ________________________________

3.  ___  Community Property                   9.   ___  Married with Separate Property

4.  ___  Tenants in Common                    10.  ___  Keogh

5.  ___  Corporation/Partnership/ Limited     11.  ___  Tenants by the Entirety
         Liability Company

6.  ___  IRA                                  12.  ___  Foundation described in Section
                                                        501(c)(3) of the Internal Revenue Code
                                                        of 1986, as amended.

             IF MORE THAN ONE SUBSCRIBER, EACH SUBSCRIBER MUST SIGN.
                   INDIVIDUAL SUBSCRIBERS MUST COMPLETE PAGE 8
              SUBSCRIBERS WHICH ARE ENTITIES MUST COMPLETE PAGE 9.

                                       7

                          EXECUTION BY NATURAL PERSONS

--------------------------------------------------------------------------------
Exact Name in Which Title is to be Held

-------------------------------             ------------------------------------
Name (Please Print)                         Name of Additional Subscriber

-------------------------------             ------------------------------------
Residence: Number and Street                Address of Additional Subscriber

-------------------------------             ------------------------------------
City, State and Zip Code                    City, State and Zip Code

-------------------------------             ------------------------------------
Social Security Number                      Social Security Number

-------------------------------             ------------------------------------
Telephone Number                            Telephone Number

-------------------------------             ------------------------------------
Fax Number (if available)                   Fax Number (if available)

-------------------------------             ------------------------------------
E-Mail (if available)                       E-Mail (if available)

-------------------------------             ------------------------------------
(Signature)                                 (Signature of Additional Subscriber)

                                   ACCEPTED this ___ day of _________ 2005,
                                   on behalf Health Benefits Direct Corporation

                                   By: ________________________________________
                                       Name:
                                       Title:

                                       8

                   EXECUTION BY SUBSCRIBER WHICH IS AN ENTITY
                     (Corporation, Partnership, Trust, Etc.)

--------------------------------------------------------------------------------
                          Name of Entity (Please Print)

Date of Incorporation or Organization:
                                       -----------------------------------------
State of Principal Office:
                           -----------------------------------------------------

Federal Taxpayer Identification Number:
                                        ----------------------------------------

--------------------------------------------
Office Address

--------------------------------------------
City, State and Zip Code

--------------------------------------------
Telephone Number

--------------------------------------------
Fax Number (if available)

--------------------------------------------
E-Mail (if available)

[seal]                                  By:
                                            ------------------------------
                                                Name:
Attest:                                         Title:
         -----------------------
(If Entity is a Corporation)

*IF SUBSCRIBER IS A REGISTERED
REPRESENTATIVE WITH AN NASD MEMBER FIRM,
HAVE THE FOLLOWING ACKNOWLEDGEMENT SIGNED
BY THE APPROPRIATE PARTY:

The undersigned NASD member firm
acknowledges  receipt of the notice
required by Rule 3050 of the NASD
Conduct Rules

                                       ACCEPTED this ____ day of __________
                                       2005, on behalf of Health Benefits Direct
                                       Corporation

                                        By:
                                            ------------------------------
                                                Name:
                                                Title:

                                       9

                                    EXHIBIT A
                                WIRE INSTRUCTIONS

         WIRE INSTRUCTIONS:

         Bank Routing #    036001808
         Account #         7760105689
         Account Name:     Keystone: Health Benefits Escrow Account
         Bank:             Commerce Bank
         Bank address:     498 2nd Avenue
                           Collegeville, PA 19426
         Telephone:        610-409-8650

                                       1

                                    EXHIBIT B
                             INVESTOR QUESTIONNAIRE

                                  INSTRUCTIONS

This  Questionnaire  is being  given to each  person  or  entity  expressing  an interest in participating in the Offering.  The purpose of this Questionnaire is to obtain certain  information  regarding your status, so the Company can comply with various laws and regulations governing this investment.

Your  answers  will be kept  confidential.  However,  you hereby  agree that the
Company may present this  Questionnaire to such parties as it deems  appropriate in order to ascertain  that the offer and the sale of the securities to you will not result in  violations  of federal or state  securities  laws which are being relied upon by the Company in connection with the offer and sale thereof.

                                       1

                             INVESTOR QUESTIONNAIRE

INSTRUCTIONS:  CHECK ALL BOXES BELOW WHICH CORRECTLY DESCRIBE YOU.

|_|       You are (I) a bank,  as defined in Section  3(a)(2) of the  Securities
          Act of 1933, as amended - (the "Securities  Act"),  (II) a savings and
          loan  association  or  other   institution,   as  defined  in  Section
          3(a)(5)(A) of the Securities  Act,  whether acting in an individual or fiduciary  capacity,  (III) a broker or dealer registered  pursuant to
          Section 15 of the  Securities  Exchange  Act of 1934,  as amended (the
          "Exchange Act"), (IV) an insurance company as defined in Section 2(13)
          of the Securities Act, (V) an investment  company registered under the
          Investment Company - Act of 1940, as amended (the "Investment  Company
          Act"),  (VI) a  business  development  company  as  defined in Section
          2(a)(48)  of the  Investment  Company  Act,  (VII)  a  Small  Business
          Investment Company licensed by the U.S. Small Business  Administration under Section 301 (c) or (d) of the Small  Business  Investment Act of
          1958, as amended, (VIII) a plan established and maintained by a state, its political subdivisions, or an agency or instrumentality of a state or its  political  subdivisions,  for the benefit of its employees and you have total  assets in excess of  $5,000,000,  or (IX) an  employee benefit  plan within the  meaning of the  Employee  Retirement  Income
          Security Act of 1974,  as amended  ("ERISA") and (1) the decision that you shall  subscribe for and purchase Units offered by Health Benefits
          Direct  Corporation  (the "Units"),  is made by a plan  fiduciary,  as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser,
          (2) you have total  assets in excess of  $5,000,000  and the  decision that you shall  subscribe for and purchase the Units is made solely by persons or entities that are accredited investors,  as defined in Rule
          501 of Regulation D promulgated  under the Securities Act ("Regulation
          D") or (3) you are a  self-directed  plan  and the  decision  that you shall  subscribe  for and purchase the Units is made solely by persons or entities that are accredited investors.

|_|       You are a private business  development  company as defined in Section
          202(a)(22) of the Investment Advisers Act of 1940, as amended.

|_|       You are an organization described in Section 501(c)(3) of the Internal
          Revenue  Code  of  1986,  as  amended  (the  "Code"),  a  corporation,
          Massachusetts or similar business trust or a partnership, in each case not formed for the  specific  purpose of making an  investment  in the
          Units and with total assets in excess of $5,000,000.

|_|       You are a director  or  executive  officer of Health  Benefits  Direct
          Corporation.

|_|       You are a natural  person  whose  individual  net worth,  or joint net worth  with  your  spouse,  exceeds  $1,000,000  at the  time  of your subscription for and purchase of the Units.

                                       2

|_|       You are a natural  person  who had an  individual  income in excess of
          $200,000  in each of the two most  recent  years or joint  income with your  spouse  in  excess of  $300,000  in each of the two most  recent years,  and who has a  reasonable  expectation  of  reaching  the same income level in the current year.

|_|       You are a trust, with total assets in excess of $5,000,000, not formed for the specific  purpose of acquiring the Units,  whose  subscription for and purchase of the Units is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D.

|_|       You are an entity in which all of the  equity  owners  are  persons or entities described in one of the preceding paragraphs.

     The undersigned  hereby  represents and warrants that all of its answers to this  Investor  Questionnaire  are true as of the date of its  execution  of the
Subscription   Agreement  pursuant  to  which  it  purchased  Units,  each  Unit consisting of (i) 50,000 shares of common stock,  and (ii) a three-year  warrant to  purchase  25,000  shares  of the  common  stock of  Health  Benefits  Direct
Corporation.

---------------------------------------     ------------------------------------
Name of Purchaser  [please print]           Name of Co-Purchaser  [please print]

---------------------------------------     ------------------------------------
Signature of Purchaser (Entities please     Signature  of  Co-Purchaser
 provide signature of Purchaser's duly
 authorized signatory.)

---------------------------------------
Name of Signatory (Entities only)

---------------------------------------
Title of Signatory (Entities only)

                                       3

                       SPECIAL NOTICE TO FLORIDA RESIDENTS

         THE UNITS  REFERRED  TO HEREIN  WILL BE SOLD TO, AND  ACQUIRED  BY, THE
         HOLDER  IN A  TRANSACTION  EXEMPT  UNDER  ss.  517.061  OF THE  FLORIDA
         SECURITIES  ACT. THE UNITS HAVE NOT BEEN  REGISTERED  UNDER SAID ACT IN
         THE STATE OF FLORIDA. IN ADDITION, ALL FLORIDA RESIDENTS SHALL HAVE THE
         PRIVILEGE OF VOIDING THE PURCHASE WITHIN THREE (3) DAYS AFTER THE FIRST
         TENDER OF  CONSIDERATION  IS MADE BY SUCH  PURCHASER TO THE ISSUER,  AN
         AGENT OF THE ISSUER,  OR AN ESCROW AGENT OR WITHIN THREE DAYS AFTER THE
         AVAILABILITY  OF THAT  PRIVILEGE  IS  COMMUNICATED  TO SUCH  PURCHASER,
         WHICHEVER OCCURS LATER.

                                       4

                                    EXHIBIT C

                          REGISTRATION RIGHTS AGREEMENT

                                       5